UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2021

Date of reporting period:	September 1, 2020 – August 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Emerging Markets Equity Fund

Annual report
8 | 31 | 21

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEMMX

Putnam
Emerging Markets
Equity Fund

Annual report
8 | 31 | 21

Message from the Trustees

October 8, 2021

Dear Fellow Shareholder:

As the season changes to autumn, U.S. financial markets continue to generally perform well. Impressive corporate earnings have helped stock prices this year. Markets could face headwinds as the Federal Reserve weighs when to pare back its supportive policy measures. The Covid-19 pandemic also persists.

Putnam’s research teams, practicing their active discipline, continue to look for attractive new opportunities that the market may be mispricing. They carefully consider both potential return and risk as they select securities for portfolios to serve your financial objectives.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/21. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices provided by Bloomberg Index Services Limited.

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How was the investment environment for the 12-month reporting period?

Emerging-market equities that make up the MSCI Emerging Markets Index [ND] advanced during the 12-month period. Other key global equity market indexes also advanced, driven by widespread Covid-19 vaccinations, fiscal stimulus, accommodative monetary policy, and signs of economic recovery. The S&P 500 Index, a broad measure of U.S. stocks, rose 31.17%, and the MSCI World Index [ND], a broad measure of equity securities from developed countries, gained 29.76% during the period. China, a key investment and trading partner for emerging-market economies, has been one of the major economies to lead the economic recovery.

However, emerging-market assets came under pressure periodically due to rising inflation, worries about higher interest rates, and the spread of the Delta variant. China’s technology sector is slowly recovering after a six-month rout due to the government’s regulatory crackdown on technology and internet companies. We viewed the sell-off as a buying opportunity: Earnings per share [EPS] estimates have been reset, and valuations are extremely attractive,

Emerging Markets Equity Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Emerging Markets Equity Fund

in our view. We remain bullish on the outlook for China’s technology companies, which we believe are leading the world with innovations in mobile payments, online to offline services, on-demand delivery, gaming, and more.

How did the fund perform during the period?

Putnam Emerging Markets Equity Fund slightly underperformed its benchmark, the MSCI Emerging Markets Index [ND], for the period. The fund rose 19.50% versus the benchmark’s gain of 21.12%.

What stocks contributed to fund results during the reporting period ended August 31, 2021?

A key contributor for the period was Li Ning, the second-largest Chinese sportswear brand, which was founded by the legendary Chinese athlete, Li Ning, and boasts ex-NBA superstar Dwayne Wade as one of its ambassadors. The company’s reported EPS beat consensus by more than 10% twice over the last 12 months, surprising investors. Just two years into his tenure as co-CEO, Kosaka Takeshi has dramatically improved inventory management, realigned channel focus, and boosted its brand image in China. We are confident this execution excellence can continue. We believe that Li Ning is well positioned to benefit from the government’s renewed focus on sports and the recent nationwide gravitation toward local brands. Putting these together, we think analysts continue to underestimate Li Ning’s margin upside and long-term market share potential.

MercadoLibre, a leading Argentinian e-commerce and financial technology [fintech] platform in Latin America, was also a key contributor to performance. Our thesis that consensus revenue expectations were too low for the company has continued to hold true. We believed that e-commerce adoption would accelerate faster than expected and that the company was well positioned to maintain and grow its market share. The stock also benefited from a shift in sales from offline to online during mobility lockdowns in the second and third quarters of 2020. MercadoLibre remains a core long-term holding in the Putnam Emerging Markets Equity Fund.

What holdings detracted from performance during the reporting period ended August 31, 2021?

One of the biggest detractors was Tencent, the largest internet company in China. Tencent runs the most extensive internet ecosystem in the country with the two largest social platforms [WeChat and QQ], the largest video game portfolio, and significant interests in cloud, fintech, and media. The past 12 months have told a tale of two halves for Tencent. The company started strongly with two quarters of solid earnings, but good results in the subsequent two quarters were insufficient to offset the effects of China’s unprecedented regulatory scrutiny on the broader internet industry and the pressure on valuations. Tencent has been proactively adjusting to the new regulatory boundaries, and its overall strategy remains aligned with the government’s goals. Ultimately, we think Tencent’s ecosystem will continue to play a burgeoning role in the increasingly sophisticated lives of many in China. We believe that could translate to a compound annual growth rate of 20% over the long term. Coupled with what are, in our view, more than reasonable valuations [the stock is trading at a forward price/earnings ratio of 24, which is a 15% discount to its 10-year average], we believe Tencent is still an appealing long-term investment.

Alibaba, China’s leading e-commerce, fintech, and cloud service provider, was another top detractor for the period. We believe Alibaba’s core e-commerce business should continue

Emerging Markets Equity Fund 5

to compound at an above-market growth rate. Further, we believe improving profitability in cloud, logistics, and other businesses should continue to help the group deliver more than 20% earnings growth. Financial markets were nervous after the government in late 2020 paused the initial public offering [IPO] of its fintech subsidiary, Ant Group. That said, Alibaba’s earnings per share for the quarter ended June 30, 2021, beat analysts’ expectations. That has validated our thesis on the company’s fundamental business. The stock has continued to trade at what we believe to be attractive valuations. We continue to like Alibaba.

What is your near-term outlook for emerging markets?

Despite some volatility in the first half of this year, our outlook remains bullish for emerging markets. In our view, investors should consider emerging markets for several reasons, including portfolio diversification and because businesses in these regions offer so many of the world’s future growth opportunities. We believe many of the leading companies of the 2020s and 2030s will originate in emerging markets. An example of emerging-market growth potential can be found in “unicorns.” This is a term used to describe privately held startup companies that are valued in excess of $1 billion. There are about 600 of these up-and-coming businesses in the world. The United States leads the world in the number of unicorns, but number two is China and number three is India. China and India have the massive scale — each has a population of roughly 1.4 billion — that gives these unicorns the potential to grow into large, dynamic multinational companies.

That said, several countries are still struggling with Covid-19. But not all of them. Over 70% of the countries in the MSCI Emerging Markets Index [ND], such as South Korea, Taiwan, and China, have dealt with the pandemic more effectively than much of the developed world. Unfortunately, other countries, such as India and Brazil, continue to face major Covid-19 challenges. This, of course, is why active portfolio management is key. We are carefully monitoring the Covid-19 situation across all economies and its potential short- and long-term impact on businesses. Our strategy emphasizes bottom-up stock selection across geographies and sectors, with a focus on high-quality companies with strong balance sheets. We tend to avoid countries, companies, and currencies that we believe are more vulnerable

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Emerging Markets Equity Fund

to external macroeconomic shocks. We believe this approach has helped us add value to the portfolio, especially in recent periods of increased market turbulence.

Thank you, Brian, for your time and insights on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Emerging Markets Equity Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/29/08)
Before sales charge	6.81%	91.72%	6.73%	91.76%	13.91%	54.13%	15.51%	19.50%
After sales charge	6.32	80.70	6.10	80.73	12.57	45.27	13.25	12.63
Class B (9/29/08)
Before CDSC	6.31	80.55	6.09	84.71	13.06	50.72	14.65	18.65
After CDSC	6.31	80.55	6.09	82.71	12.81	47.72	13.89	13.65
Class C (9/29/08)
Before CDSC	6.31	80.60	6.09	84.60	13.04	50.64	14.64	18.60
After CDSC	6.31	80.60	6.09	84.60	13.04	50.64	14.64	17.60
Class R (9/29/08)
Net asset value	6.54	86.94	6.46	89.31	13.61	52.99	15.23	19.25
Class R6 (5/22/18)
Net asset value	7.13	97.71	7.05	95.33	14.33	56.11	16.01	20.06
Class Y (9/29/08)
Net asset value	7.08	96.58	6.99	94.21	14.20	55.35	15.82	19.84

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Emerging Markets Equity Fund

Comparative index returns For periods ended 8/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
MSCI Emerging Markets
Index (ND)	6.63%	60.60%	4.85%	64.03%	10.40%	32.62%	9.87%	21.12%
Lipper Emerging Markets
Funds category average*	7.07	67.41	5.06	67.19	10.59	40.12	11.66	23.83

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/21, there were 760, 672, 575, 310, and 205 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,055 and $18,060, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $18,694, $19,771, and $19,658, respectively.

Emerging Markets Equity Fund 9

Fund price and distribution information For the 12-month period ended 8/31/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.019		—	—	$0.031	$0.058	$0.043
Capital gains
Long-term gains	—		—	—	—	—	—
Short-term gains	0.259		$0.259	$0.259	0.259	0.259	0.259
Total	$0.278		$0.259	$0.259	$0.290	$0.317	$0.302
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
8/31/20	$14.68	$15.58	$13.95	$13.88	$14.62	$14.88	$14.86
8/31/21	17.25	18.30	16.28	16.19	17.13	17.53	17.49

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/29/08)
Before sales charge	6.32%	129.76%	8.67%	78.39%	12.27%	47.98%	13.95%	13.89%
After sales charge	5.84	116.55	8.03	68.13	10.95	39.47	11.73	7.34
Class B (9/29/08)
Before CDSC	5.83	116.48	8.03	71.96	11.45	44.69	13.10	13.03
After CDSC	5.83	116.48	8.03	69.96	11.19	41.69	12.32	8.03
Class C (9/29/08)
Before CDSC	5.84	116.41	8.03	71.80	11.43	44.70	13.11	12.95
After CDSC	5.84	116.41	8.03	71.80	11.43	44.70	13.11	11.95
Class R (9/29/08)
Net asset value	6.06	123.95	8.40	76.22	12.00	46.84	13.66	13.53
Class R6 (5/22/18)
Net asset value	6.64	136.68	9.00	81.68	12.68	49.81	14.42	14.29
Class Y (9/29/08)
Net asset value	6.59	135.30	8.93	80.62	12.55	49.06	14.23	14.07

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Emerging Markets Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/20*†	1.33%	2.08%	2.08%	1.58%	0.91%	1.08%
Total annual operating expenses for the
fiscal year ended 8/31/20†	1.69%	2.44%	2.44%	1.94%	1.27%	1.44%
Annualized expense ratio for the
six-month period ended 8/31/21#‡	1.29%	2.04%	2.04%	1.54%	0.89%	1.04%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/22.

† Restated to reflect current fees.

# Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes an increase of 0.06% from annualizing the performance fee adjustment for the six months ended 8/31/21.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/21 to 8/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.49	$10.25	$10.25	$7.75	$4.48	$5.24
Ending value (after expenses)	$996.50	$993.30	$993.30	$995.40	$998.90	$998.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Emerging Markets Equity Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/21, use the following calculation method. To find the value of your investment on 3/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.56	$10.36	$10.36	$7.83	$4.53	$5.30
Ending value (after expenses)	$1,018.70	$1,014.92	$1,014.92	$1,017.44	$1,020.72	$1,019.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

12 Emerging Markets Equity Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Emerging Markets Equity Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

14 Emerging Markets Equity Fund

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Emerging Markets Equity Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2021, Putnam employees had approximately $583,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Emerging Markets Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Emerging Markets Equity Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

18 Emerging Markets Equity Fund

scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders. In addition, the Trustees previously approved, at their meeting on January 24, 2020, an amended and restated management contract in connection with the proposed merger (which subsequently closed on May 18, 2020) of Putnam International Growth Fund, another mutual fund managed by Putnam Management, with and into your fund. The amended and restated management contract provided that, effective upon the closing of the merger, the performance adjustment calculation for your fund would take into account the net assets of Putnam International Growth Fund for periods before the consummation of the merger, except that if the use of combined assets would result in a higher management fee, only the assets of your fund would be used.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. However, in the case of your fund, both expense limitations applied during its fiscal year ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least December 30, 2022. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses)

Emerging Markets Equity Fund 19

would exceed an annual rate of 0.78% of its average net assets through at least December 30, 2022. During its fiscal year ending in 2020, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees

20 Emerging Markets Equity Fund

of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Emerging Markets Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the one-year period ended December 31, 2020, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2020, there were 767, 665 and 574 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Emerging Markets Equity Fund 21

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Emerging Markets Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders
of Putnam Emerging Markets Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Emerging Markets Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2019 and the financial highlights for each of the periods ended on or prior to August 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 8, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Emerging Markets Equity Fund

The fund’s portfolio 8/31/21

COMMON STOCKS (97.3%)*	Shares	Value
Airlines (0.9%)
Copa Holdings SA Class A (Panama) †	71,700	$5,395,425
		5,395,425
Banks (7.8%)
HDFC Bank, Ltd. (India)	715,697	15,475,618
ICICI Bank, Ltd. (India) †	844,832	8,298,333
Sberbank of Russia PJSC ADR (Russia)	725,668	12,949,545
TCS Group Holding PLC GDR 144A (Cyprus)	141,255	12,472,817
		49,196,313
Capital markets (1.2%)
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	120,100	7,566,255
		7,566,255
Chemicals (1.5%)
Asian Paints, Ltd. (India)	224,159	9,817,646
		9,817,646
Electrical equipment (0.7%)
Contemporary Amperex Technology Co., Ltd. Class A (China)	61,400	4,711,102
		4,711,102
Entertainment (3.0%)
PearlAbyss Corp. (South Korea) †	71,121	5,745,808
Sea, Ltd. ADR (Thailand) †	39,300	13,295,976
		19,041,784
Food and staples retail (3.7%)
Dino Polska SA (Poland) †	91,529	7,756,958
Wal-Mart de Mexico SAB de CV (Mexico)	4,363,500	15,484,298
		23,241,256
Health-care equipment and supplies (0.7%)
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	90,100	4,587,941
		4,587,941
Health-care providers and services (2.9%)
Apollo Hospitals Enterprise, Ltd. (India) †	268,301	18,227,176
		18,227,176
Hotels, restaurants, and leisure (3.7%)
Evolution AB (Sweden)	23,666	3,813,129
Jubilant Foodworks, Ltd. (India) †	137,801	7,526,916
Yum China Holdings, Inc. (China)	193,100	11,889,135
		23,229,180
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $8) (Private) (Germany) † F ∆∆	12	11
		11
Household products (2.0%)
Hindustan Unilever, Ltd. (India)	346,176	12,908,371
		12,908,371
Insurance (2.4%)
AIA Group, Ltd. (Hong Kong)	1,271,000	15,171,253
		15,171,253

Emerging Markets Equity Fund 25

COMMON STOCKS (97.3%)* cont.	Shares	Value
Interactive media and services (14.4%)
Baidu, Inc. ADR (China) †	22,000	$3,454,440
Kakao Corp. (South Korea)	87,859	11,706,261
NAVER Corp. (South Korea)	48,030	18,143,266
Tencent Holdings, Ltd. (China)	736,900	45,343,843
Yandex NV Class A (Russia) † S	163,153	12,546,466
		91,194,276
Internet and direct marketing retail (10.8%)
Alibaba Group Holding, Ltd. (China) †	1,604,768	33,599,739
JD.com, Inc. ADR (China) † S	232,555	18,269,521
MercadoLibre, Inc. (Argentina) †	8,915	16,648,317
		68,517,577
IT Services (3.4%)
Tata Consultancy Services, Ltd. (India)	418,124	21,669,560
		21,669,560
Life sciences tools and services (1.9%)
WuXi AppTec Co., Ltd. Class H (China)	598,744	11,924,680
		11,924,680
Machinery (5.8%)
Airtac International Group (China)	233,000	7,079,846
Sany Heavy Industry Co., Ltd. Class A (China)	663,804	2,690,848
Shenzhen Inovance Technology Co., Ltd. Class A (China)	1,132,367	12,420,129
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	652,000	14,422,369
		36,613,192
Multiline retail (0.4%)
Poya International Co., Ltd. (Taiwan)	125,260	2,282,639
		2,282,639
Oil, gas, and consumable fuels (2.9%)
Reliance Industries, Ltd. (India)	599,435	18,494,254
		18,494,254
Professional services (1.2%)
Centre Testing International Group Co., Ltd. Class A (China)	1,903,256	7,749,325
		7,749,325
Semiconductors and semiconductor equipment (15.1%)
ASPEED Technology, Inc. (Taiwan)	88,000	7,455,545
MediaTek, Inc. (Taiwan)	380,000	12,309,965
Novatek Microelectronics Corp. (Taiwan) †	420,000	6,763,472
Parade Technologies, Ltd. (Taiwan)	156,000	9,808,899
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,708,889	59,550,254
		95,888,135
Software (2.4%)
Totvs SA (Brazil)	1,997,795	15,299,892
		15,299,892
Technology hardware, storage, and peripherals (5.9%)
Samsung Electronics Co., Ltd. (South Korea)	442,243	29,190,863
Xiaomi Corp. Class B (China) †	2,455,800	7,882,040
		37,072,903
Textiles, apparel, and luxury goods (2.6%)
Li Ning Co., Ltd. (China)	1,226,500	16,433,734
		16,433,734
Total common stocks (cost $501,589,747)		$616,233,880

26 Emerging Markets Equity Fund

INVESTMENT COMPANIES (2.5%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF S	245,200	$15,714,868
Total investment companies (cost $15,572,833)		$15,714,868

SHORT-TERM INVESTMENTS (7.2%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.08% [d]	40,869,480	$40,869,480
Putnam Short Term Investment Fund Class P 0.08% L	4,668,188	4,668,188
Total short-term investments (cost $45,537,668)		$45,537,668

TOTAL INVESTMENTS
Total investments (cost $562,700,248)	$677,486,416

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2020 through August 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $633,059,487.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $11, or less than 0.1% of net assets.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
China	29.5%	Brazil	2.4%
India	17.7	Thailand	2.1
Taiwan	15.4	Cyprus	2.0
South Korea	10.2	Poland	1.2
Hong Kong	5.8	Panama	0.9
Russia	4.0	Sweden	0.6
United States	3.2	Germany	<0.1
Argentina	2.6	Total	100.0%
Mexico	2.4

Emerging Markets Equity Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$29,296,882	$80,939,178	$—
Consumer discretionary	38,730,967	71,732,163	11
Consumer staples	23,241,256	12,908,371	—
Energy	—	18,494,254	—
Financials	25,422,362	46,511,459	—
Health care	—	34,739,797	—
Industrials	5,395,425	49,073,619	—
Information technology	15,299,892	154,630,598	—
Materials	—	9,817,646	—
Total common stocks	137,386,784	478,847,085	11
Investment companies	15,714,868	—	—
Short-term investments	—	45,537,668	—
Totals by level	$153,101,652	$524,384,753	$11
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Emerging Markets Equity Fund

Statement of assets and liabilities 8/31/21

ASSETS
Investment in securities, at value, including $41,123,462 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $517,162,580)	$631,948,748
Affiliated issuers (identified cost $45,537,668) (Notes 1 and 5)	45,537,668
Foreign currency (cost $108,621) (Note 1)	107,996
Dividends, interest and other receivables	590,216
Receivable for investments sold	2,799,380
Foreign tax reclaim	259,578
Receivable for shares of the fund sold	1,115,905
Prepaid assets	36,538
Total assets	682,396,029

LIABILITIES
Payable for investments purchased	3,688,058
Payable for shares of the fund repurchased	885,369
Payable for compensation of Manager (Note 2)	59,388
Payable for custodian fees (Note 2)	160,159
Payable for investor servicing fees (Note 2)	193,156
Payable for Trustee compensation and expenses (Note 2)	223,808
Payable for administrative services (Note 2)	1,861
Payable for distribution fees (Note 2)	152,373
Payable for for foreign capital gains taxes	2,975,311
Collateral on securities loaned, at value (Note 1)	40,869,480
Other accrued expenses	127,579
Total liabilities	49,336,542

Net assets	$633,059,487

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$499,816,547
Total distributable earnings (Notes 1 and 7)	133,242,940
Total — Representing net assets applicable to capital shares outstanding	$633,059,487

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($315,105,214 divided by 18,262,722 shares)	$17.25
Offering price per class A share (100/94.25 of $17.25)*	$18.30
Net asset value and offering price per class B share ($2,992,927 divided by 183,836 shares)**	$16.28
Net asset value and offering price per class C share ($13,498,184 divided by 833,646 shares)**	$16.19
Net asset value, offering price and redemption price per class R share
($6,418,987 divided by 374,698 shares)	$17.13
Net asset value, offering price and redemption price per class R6 share
($41,708,339 divided by 2,379,346 shares)	$17.53
Net asset value, offering price and redemption price per class Y share
($253,335,836 divided by 14,484,158 shares)	$17.49

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 29

Statement of operations Year ended 8/31/21

INVESTMENT INCOME
Dividends (net of foreign tax of $956,816)	$6,585,497
Interest (including interest income of $4,554 from investments in affiliated issuers) (Note 5)	7,575
Securities lending (net of expenses) (Notes 1 and 5)	11,021
Total investment income	6,604,093

EXPENSES
Compensation of Manager (Note 2)	5,321,056
Investor servicing fees (Note 2)	1,039,930
Custodian fees (Note 2)	380,530
Trustee compensation and expenses (Note 2)	22,366
Distribution fees (Note 2)	969,210
Administrative services (Note 2)	13,947
Other	375,568
Fees waived and reimbursed by Manager (Note 2)	(1,503,931)
Total expenses	6,618,676
Expense reduction (Note 2)	(1,048)
Net expenses	6,617,628

Net investment loss	(13,535)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $684,342) (Notes 1 and 3)	38,763,859
Foreign currency transactions (Note 1)	(332,907)
Total net realized gain	38,430,952
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers (net of foreign tax of $2,975,311)	37,791,345
Assets and liabilities in foreign currencies	9,839
Total change in net unrealized appreciation	37,801,184

Net gain on investments	76,232,136

Net increase in net assets resulting from operations	$76,218,601

The accompanying notes are an integral part of these financial statements.

30 Emerging Markets Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/21	Year ended 8/31/20
Operations
Net investment income (loss)	$(13,535)	$928,322
Net realized gain on investments
and foreign currency transactions	38,430,952	20,202,886
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	37,801,184	73,275,708
Net increase in net assets resulting from operations	76,218,601	94,406,916
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(346,265)	(416,965)
Class B	—	(10,152)
Class C	—	(45,186)
Class R	(11,401)	(2,556)
Class R6	(95,291)	(173,077)
Class Y	(323,005)	(906,463)
Net realized short-term gain on investments
Class A	(4,719,238)	—
Class B	(58,808)	—
Class C	(215,670)	—
Class R	(95,254)	—
Class R6	(425,524)	—
Class Y	(1,942,679)	—
Increase from capital share transactions (Notes 4 and 7)	173,523,205	171,972,247
Total increase in net assets	241,508,671	264,824,764

NET ASSETS
Beginning of year	391,550,816	126,726,052
End of year	$633,059,487	$391,550,816

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%)[c,d]	net assets (%)[c]	(%)
Class A
August 31, 2021	$14.68	(.01)	2.86	2.85	(.02)	(.26)	(.28)	$17.25	19.50	$315,105	1.29	(.07)	124
August 31, 2020	11.05	.08[e]	3.69	3.77	(.14)	—	(.14)	14.68	34.30	269,748	1.31	.60[e]	127
August 31, 2019	11.75	.09	(.57)	(.48)	(.01)	(.21)	(.22)	11.05	(3.96)	36,325	1.26	.80	175
August 31, 2018	11.82	.08	(.14)	(.06)	(.01)	—	(.01)	11.75	(.53)	41,379	1.57	.67	172
August 31, 2017	9.54	.05	2.31	2.36	(.08)	—	(.08)	11.82	25.07	28,408	1.63	.55	137
Class B
August 31, 2021	$13.95	(.13)	2.72	2.59	—	(.26)	(.26)	$16.28	18.65	$2,993	2.04	(.81)	124
August 31, 2020	10.52	(.05)	3.54	3.49	(.06)	—	(.06)	13.95	33.26	3,493	2.06	(.43)	127
August 31, 2019	11.27	.02	(.56)	(.54)	—	(.21)	(.21)	10.52	(4.67)	1,998	2.01	.17	175
August 31, 2018	11.41	(.01)	(.13)	(.14)	—	—	—	11.27	(1.23)	2,650	2.32	(.09)	172
August 31, 2017	9.22	(.02)	2.23	2.21	(.02)	—	(.02)	11.41	24.07	2,054	2.38	(.22)	137
Class C
August 31, 2021	$13.88	(.13)	2.70	2.57	—	(.26)	(.26)	$16.19	18.60	$13,498	2.04	(.82)	124
August 31, 2020	10.48	(.05)	3.52	3.47	(.07)	—	(.07)	13.88	33.27	11,606	2.06	(.47)	127
August 31, 2019	11.23	.02	(.56)	(.54)	—	(.21)	(.21)	10.48	(4.69)	6,546	2.01	.19	175
August 31, 2018	11.37	(.02)	(.12)	(.14)	—	—	—	11.23	(1.23)	7,163	2.32	(.12)	172
August 31, 2017	9.19	(.02)	2.22	2.20	(.02)	—	(.02)	11.37	24.07	4,475	2.38	(.19)	137
Class R
August 31, 2021	$14.62	(.06)	2.86	2.80	(.03)	(.26)	(.29)	$17.13	19.25	$6,419	1.54	(.35)	124
August 31, 2020	10.97	.01	3.70	3.71	(.06)	—	(.06)	14.62	33.86	1,119	1.56	.11	127
August 31, 2019	11.68	.08	(.58)	(.50)	—	(.21)	(.21)	10.97	(4.16)	1,093	1.51	.74	175
August 31, 2018	11.77	.04	(.13)	(.09)	—	—	—	11.68	(.76)	1,100	1.82	.32	172
August 31, 2017	9.53	.04	2.29	2.33	(.09)	—	(.09)	11.77	24.69	1,010	1.88	.36	137
Class R6
August 31, 2021	$14.88	.05	2.92	2.97	(.06)	(.26)	(.32)	$17.53	20.06	$41,708.89		.31	124
August 31, 2020	11.22	.10	3.77	3.87	(.21)	—	(.21)	14.88	34.81	22,945.89		.76	127
August 31, 2019	11.89	.17	(.61)	(.44)	(.02)	(.21)	(.23)	11.22	(3.55)	10,143.82		1.47	175
August 31, 2018 †	13.13	.12	(1.36)	(1.24)	—	—	—	11.89	(9.44)*	7,219	.32*	.98*	172
Class Y
August 31, 2021	$14.86	.02	2.91	2.93	(.04)	(.26)	(.30)	$17.49	19.84	$253,336	1.04	.13	124
August 31, 2020	11.19	.06	3.79	3.85	(.18)	—	(.18)	14.86	34.66	82,640	1.06	.46	127
August 31, 2019	11.88	.13	(.59)	(.46)	(.02)	(.21)	(.23)	11.19	(3.74)	69,989	1.01	1.17	175
August 31, 2018	11.94	.13	(.16)	(.03)	(.03)	—	(.03)	11.88	(.26)	81,472	1.32	1.00	172
August 31, 2017	9.64	.10	2.31	2.41	(.11)	—	(.11)	11.94	25.34	22,882	1.38	.94	137

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Emerging Markets Equity Fund	Emerging Markets Equity Fund 33

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of the average net assets of each class (Note 2):

	8/31/21	8/31/20	8/31/19	8/31/18	8/31/17
Class A	0.27%	0.48%	0.45%	0.21%	0.43%
Class B	0.27	0.48	0.45	0.21	0.43
Class C	0.27	0.48	0.45	0.21	0.43
Class R	0.27	0.48	0.45	0.21	0.43
Class R6	0.27	0.48	0.45	0.06	N/A
Class Y	0.27	0.48	0.45	0.21	0.43

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

34 Emerging Markets Equity Fund

Notes to financial statements 8/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2020 through August 31, 2021.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index [ND] or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and nature of their securities markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Emerging Markets Equity Fund 35

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

36 Emerging Markets Equity Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $40,869,480 and the value of securities loaned amounted to $41,123,462.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Emerging Markets Equity Fund 37

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from foreign taxes paid on capital gains and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $789,497 to decrease accumulated net investment loss, $733,047 to decrease paid-in capital and $56,450 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$129,410,698
Unrealized depreciation	(21,379,348)
Net unrealized appreciation	108,031,350
Undistributed long-term gains	14,179,617
Undistributed short-term gains	13,995,669
Cost for federal income tax purposes	$569,455,066

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance

38 Emerging Markets Equity Fund

adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the merger of Putnam International Growth Fund (“acquired fund”) into the fund on May 18, 2020, the management contract was amended such that, after completion of the merger, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and the acquired fund for any portion of a performance period that is prior to the merger, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.970% of the fund’s average net assets, which included an effective base fee of 0.912% and an increase of 0.058% ($317,736) based on performance.

Putnam Management has contractually agreed, through December 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2022, to the extent that total expenses of the fund (before any applicable performance-based adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.78% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,503,931 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Emerging Markets Equity Fund 39

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$616,769	Class R6	17,003
Class B	6,898	Class Y	361,255
Class C	26,884	Total	$1,039,930
Class R	11,121

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,048 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $422, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

40 Emerging Markets Equity Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$772,033
Class B	1.00%	1.00%	34,431
Class C	1.00%	1.00%	134,633
Class R	1.00%	0.50%	28,113
Total			$969,210

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $49,064 from the sale of class A shares and received $789 and $60 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $171 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$830,948,081	$669,329,006
U.S. government securities (Long-term)	—	—
Total	$830,948,081	$669,329,006

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 8/31/21		YEAR ENDED 8/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	2,198,690	$37,323,590	925,643	$11,595,650
Shares issued in connection with
reinvestment of distributions	295,157	4,837,395	33,064	411,642
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	15,751,644	177,406,043
	2,493,847	42,160,985	16,710,351	189,413,335
Shares repurchased	(2,607,785)	(43,589,105)	(1,620,389)	(19,962,465)
Net increase (decrease)	(113,938)	$(1,428,120)	15,089,962	$169,450,870

Emerging Markets Equity Fund 41

	YEAR ENDED 8/31/21		YEAR ENDED 8/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	14,472	$232,575	1,667	$19,005
Shares issued in connection with
reinvestment of distributions	3,698	57,509	848	10,091
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	125,809	1,349,552
	18,170	290,084	128,324	1,378,648
Shares repurchased	(84,752)	(1,346,579)	(67,809)	(794,479)
Net increase (decrease)	(66,582)	$(1,056,495)	60,515	$584,169

	YEAR ENDED 8/31/21		YEAR ENDED 8/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	282,772	$4,587,681	131,556	$1,566,802
Shares issued in connection with
reinvestment of distributions	13,938	215,482	3,820	45,186
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	295,345	3,151,248
	296,710	4,803,163	430,721	4,763,236
Shares repurchased	(299,457)	(4,768,328)	(219,092)	(2,453,518)
Net increase (decrease)	(2,747)	$34,835	211,629	$2,309,718

			YEAR ENDED 8/31/20*
Class M			Shares	Amount
Shares sold			5,486	$61,149
Shares issued in connection with reinvestment of distributions			—	—
Shares issued in connection with the merger of Putnam International
Growth Fund			—	—
			5,486	61,149
Shares repurchased			(64,468)	(745,402)
Net decrease			(58,982)	$(684,253)

	YEAR ENDED 8/31/21		YEAR ENDED 8/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	408,566	$6,411,265	17,397	$212,054
Shares issued in connection with
reinvestment of distributions	6,527	106,451	203	2,521
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	36,033	404,592
	415,093	6,517,716	53,633	619,167
Shares repurchased	(116,909)	(1,960,470)	(76,742)	(881,567)
Net increase (decrease)	298,184	$4,557,246	(23,109)	$(262,400)

42 Emerging Markets Equity Fund

	YEAR ENDED 8/31/21		YEAR ENDED 8/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,301,967	$22,715,478	345,355	$4,319,274
Shares issued in connection with
reinvestment of distributions	31,356	520,815	13,747	173,077
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	719,612	8,208,395
	1,333,323	23,236,293	1,078,714	12,700,746
Shares repurchased	(495,468)	(8,442,369)	(441,090)	(5,267,810)
Net increase	837,855	$14,793,924	637,624	$7,432,936

	YEAR ENDED 8/31/21		YEAR ENDED 8/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	14,120,366	$245,675,953	2,498,632	$31,721,582
Shares issued in connection with
reinvestment of distributions	135,170	2,242,478	71,186	896,238
Shares issued in connection with the
merger of Putnam International
Growth Fund	—	—	661,735	7,539,285
	14,255,536	247,918,431	3,231,553	40,157,105
Shares repurchased	(5,332,589)	(91,296,616)	(3,922,485)	(47,015,898)
Net increase (decrease)	8,922,947	$156,621,815	(690,932)	$(6,858,793)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/20	cost	proceeds	income	of 8/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,582,531	$333,467,630	$297,180,681	$18,107	$40,869,480
Putnam Short Term
Investment Fund**	2,481,781	245,901,346	243,714,939	4,554	4,668,188
Total Short-term
investments	$7,064,312	$579,368,976	$540,895,620	$22,661	$45,537,668

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Emerging Markets Equity Fund 43

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Acquisition of Putnam International Growth Fund

On May 18, 2020, the fund issued 15,751,644, 125,809, 295,345, 36,033, 719,612 and 661,735 class A, class B, class C, class R, class R6 and class Y shares, respectively, for 9,329,508, 80,420, 183,383, 21,869, 423,683 and 390,036 class A, class B, class C, class R, class R6 and class Y shares of Putnam International Growth Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The merger combined two Putnam funds with identical investment objectives and substantially similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam International Growth Fund, with a fair value of $197,633,004 and an identified cost of $194,342,746 at May 15, 2020, were the principal assets acquired by the fund. The net assets of the fund and Putnam International Growth Fund on May 15, 2020 were $96,359,522 and $198,059,115, respectively. On May 15, 2020, Putnam International Growth Fund had accumulated net investment loss of $2,173,596, accumulated net realized loss of $21,768,761 and unrealized appreciation of $3,279,772. The aggregate net assets of the fund immediately following the acquisition were $294,418,637.

Information presented in the Statement of changes in net assets for the period ended August 31, 2020 reflect only the operations of Putnam Emerging Markets Equity Fund.

Assuming the acquisition had been completed on September 1, 2019, the fund’s pro forma results of operations for the prior fiscal year would have been as follows (unaudited):

Net investment income	$1,245,138
Net gain on investments	$77,463,782
Net Increase in net assets resulting from operations	$78,708,920

44 Emerging Markets Equity Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $15,597,579 as a capital gain dividend with respect to the taxable year ended August 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, total interest and dividend income from foreign countries were $7,368,974, or $0.20 per share (for all classes of shares). Taxes paid to foreign countries were $1,641,158, or $0.04 per share (for all classes of shares).

For the reporting period, the fund hereby designates 22.65%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $8,846 of distributions paid as qualifying to be taxed as interest-related dividends, and $7,457,173 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Emerging Markets Equity Fund 45

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

46 Emerging Markets Equity Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Emerging Markets Equity Fund 47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

48 Emerging Markets Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	James F. Clark
Boston, MA 02110	Vice President, Chief Compliance	Janet C. Smith
	Officer, and Chief Risk Officer	Vice President,
Custodian		Principal Financial Officer,
State Street Bank	Nancy E. Florek	Principal Accounting Officer,
and Trust Company	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Legal Counsel	Governance, Assistant Clerk,	Stephen J. Tate
Ropes & Gray LLP	and Assistant Treasurer	Vice President and
Chief Legal Officer
Independent Registered	Michael J. Higgins
Public Accounting Firm	Vice President, Treasurer,	Mark C. Trenchard
PricewaterhouseCoopers LLP	and Clerk	Vice President

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2021	$51,217	$ —	$22,195	$ —
August 31, 2020	$48,202	$20,500*	$23,588	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended August 31, 2021 and August 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $287,094 and $389,930 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2021	$ —	$264,899	$ —	$ —
August 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 26, 2021